Conservative Allocation Fund Summary

Class/Ticker: Administrator Class - NVCBX

Summary Prospectus

October 1, 2012

Link to Prospectus	Link to SAI

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at wellsfargo.com/advantagefunds. You can also get information at no cost by calling 1-800-222-8222, or by sending an email request to wfaf@wellsfargo.com. The current prospectus ("Prospectus") and statement of additional information ("SAI"), dated October 1, 2012, are incorporated by reference into this summary prospectus. The Fund's SAI may be obtained, free of charge, in the same manner as the Prospectus.

Investment Objective

The Fund seeks total return, consisting primarily of current income.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.25%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.60%
Acquired Fund Fees and Expenses	0.42%
Total Annual Fund Operating Expenses	1.27%
Fee Waivers	0.42%
Total Annual Fund Operating Expenses After Fee Waiver[1]	0.85%
1.	The Adviser has committed through September 30, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown above. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Fees from the underlying master portfolio(s) are included in the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The example also assumes that the Total Annual Fund Operating Expenses After Fee Waiver shown above will only be in place for the length of the current waiver commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After:
1 Year	$87
3 Years	$361
5 Years	$657
10 Years	$1,497

Portfolio Turnover

The Fund pays transaction costs, such as commissions,when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 124% of the average value of its portfolio.

Principal Investment Strategies

The Fund's "neutral" target allocation is as follows:

  80% of the Fund's total assets in fixed income securities; and

    20% of the Fund's total assets in equity securities.

  The Fund is a gateway fund that uses a "multi-style" investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different equity and fixed income investment styles of several master portfolios. We may also invest in additional or fewer master portfolios, in other Wells Fargo Advantage Funds, or directly in a portfolio of securities.

  The Fund's "neutral" target allocation is 80% of the Fund's total assets in fixed income securities and 20% of the Fund's total assets in equity securities. Such a neutral target allocation, in which a much higher percentage of the Fund's total assets are in fixed income securities (versus a much lower percentage of the Fund's total assets in equity securities) is consistent with the strategy of the Fund to produce more stable, less volatile returns in most investment environments. Consequently, we believe that the Fund has taken a relatively more "conservative" approach in its target allocation in its balance between equity and fixed income investments than a hypothetical less "conservative" fund more heavily weighted toward equity securities and less weighted toward fixed income securities.

  The fixed income portion of the Fund employs a variety of investment styles. The blending of multiple investment styles is intended to reduce price and return volatility, and deliver more consistent returns. The majority of the Fund's fixed income portion is allocated to master portfolios which represent various U.S. dollar-denominated investment grade debt styles having dollar-weighted average effective durations of between approximately one year to six years.

  The equity portion of the Fund employs a variety of investment styles by investing in a variety of underlying portfolios. The blending of multiple investment styles is intended to reduce the risk associated with the use of a single style, which may move in and out of favor during the course of a market cycle. The majority of the Fund's equity portion is divided equally between large cap core styles, large cap value styles and large cap growth styles. The remainder is invested in small cap styles and international styles, providing broad market capitalization and regional exposure.

  In addition, certain of the fixed income and equity master portfolios in which the Fund may invest may employ a variety of derivative instruments such as futures, options and swap agreements. To the extent that one or more master portfolios is invested in such derivatives, the Fund will be exposed to the risks associated with such investments.

  We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles. As part of managing the Fund's level of risk, both in absolute terms and relative to its benchmark, we may make changes to the target allocations among different investment styles at any time. When the percentage of Fund assets that we invest in each master portfolio temporarily deviates from the target allocations due to changes in market value, we may use cash flows or effect transactions to reestablish the target allocations.

  Principal Investment Risks

  An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks briefly summarized below, including loss of money.

  Counter-Party Risk. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

  Debt Securities Risk. The issuer of a debt security may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of debt securities or reduce the Fund's returns.

  Derivatives Risk. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

  Futures Risk. Because the futures utilized by a Fund are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts, the primary credit risk on futures contracts is the creditworthiness of the exchange itself. Futures are also subject to market risk, interest rate risk (in the case of futures contracts relating to income producing securities) and index tracking risk (in the case of stock index futures).

  Growth Style Investment Risk. Growth stocks may be more expensive relative to the values of other stocks and carry potential for significant volatility and loss.

  Issuer Risk. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

  Leverage Risk. Leverage created by borrowing or certain investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.

  Liquidity Risk. A security may not be able to be sold at the time desired or without adversely affecting the price.

  Management Risk. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss.

  Market Risk. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

  Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities may decline in value when defaults on the underlying mortgage or assets occur and may exhibit additional volatility in periods of changing interest rates. When interest rates decline, the prepayment of mortgages or assets underlying such securities may require the Fund to reinvest such prepaid funds at lower prevailing interest rates, resulting in reduced returns.

  Multi-Style Management Risk. The management of the Fund's portfolio using different investment styles can result in higher transaction costs and lower tax efficiency than other funds which adhere to a single investment style.

  Options Risk. An investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A Fund that purchases options is subject to the risk of a complete loss of premiums, while a Fund that writes options could be in a worse position than it would have been had it not written the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position.

  Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

  Swaps Risk. Swap agreements are derivative instruments that can be individually negotiated and structured to address exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates.

  U.S. Government Obligations Risk. U.S. Government obligations may be adversely impacted by changes in interest rates, and may not be backed by the full faith and credit of the U.S. Government.

  Value Style Investment Risk. Value stocks may lose value and may be subject to prolonged depressed valuations.

  Performance

  The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The Fund's average annual total returns are compared to the performance of one or more indices. Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at wellsfargoadvantagefunds.com.

  Calendar Year Total Returns as of 12/31 each year
  Administrator Class

Highest Quarter: 3rd Quarter 2009	+7.38%
Lowest Quarter: 4th Quarter 2008	-8.32%
Year-to-date total return as of 6/30/2012 is +4.54%

Average Annual Total Returns for the periods ended 12/31/2011
	Inception Date of Share Class	1 Year	5 Year	10 Year
Administrator Class (before taxes)	11/11/1994	3.13%	3.54%	3.91%
Administrator Class (after taxes on distributions)	11/11/1994	2.73%	1.57%	2.32%
Administrator Class (after taxes on distributions and the sale of Fund Shares)	11/11/1994	2.11%	1.95%	2.49%
Conservative Allocation Composite Index (reflects no deduction for fees, expenses, or taxes)		4.41%	4.36%	4.78%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		2.11%	-0.25%	2.92%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		7.84%	6.50%	5.78%

  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

  Fund Management

Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Thomas C. Biwer, CFA, Portfolio Manager/2005 Christian L. Chan, CFA, Portfolio Manager/2005 Andrew Owen, CFA, Portfolio Manager/2005

Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Capital Management Incorporated	Doug Beath, Portfolio Manager / 2006 Petros Bocray, CFA, FRM, Portfolio Manager / 2009 Jeffrey P. Mellas, CAIA, Portfolio Manager / 2003

  References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

  Purchase and Sale of Fund Shares

  Administrator Class shares are offered for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Administrator Class shares may also be offered through certain financial intermediaries that may charge their customers transaction or other fees. In general, you can buy or sell shares of the Fund by mail, internet, phone or wire on any day the New York Stock Exchange is open for regular trading. You also may buy and sell shares through a financial professional.

Minimum Investments	To Buy or Sell Shares
Minimum Initial Investment Administrator Class: $1 million (certain eligible investors may not be subject to a minimum initial investment) Minimum Additional Investment Administrator Class: None	Mail: Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266 Internet: wellsfargoadvantagefunds.com Phone or Wire: 1-800-222-8222 Contact your investment representative.

  Tax Information

  Any distributions you receive from the Fund may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax advantaged investment plan. You should consult your tax adviser about your specific tax situation.

  Payments to Broker-Dealers and Other Financial Intermediaries

  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

Link to Prospectus	Link to SAI
  SUPPLEMENT TO THE PROSPECTUSES AND

  SUPPLEMENT TO THE PROSPECTUS,

  SUMMARY PROSPECTUS
  AND STATEMENT OF ADDITIONAL INFORMATION

  OF

    WELLS FARGO ADVANTAGE ALLOCATION FUNDS

  ForConservative Allocation Fund
  (Administrator Class)

  (the “Fund”)

                  At its November 6-7, 2012 meeting, the Board of Trustees of Wells Fargo Funds Trust (the “Board”) unanimously approved the liquidation of the Fund.

  The Fund is closed to new direct investors effective at the close of business on November 9, 2012. The Fund will remain open to existing investors until the Fund’s liquidation date. In addition, existing retirement plans, benefit plans and retirement plan platforms may continue to add new participants and make additional purchases until the Fund’s liquidation date.

  The liquidation of the Fund is expected to occur after close of business on or about May 24, 2013. Shareholders of the Fund on the date of liquidation will receive a distribution of their account proceeds, including any accrued dividends, in complete redemption of their shares.

  The liquidation of the Fund was approved by the Board based, in part, on its review of the Fund’s long-term viability given the Fund’s current and projected asset size.

  November 7, 2012                                                                                                                                                AFAM112/P503ASP